AWARD/CONTRACT

1. This Contract Is A Rated Order Under DPAS (15 CFR 700) — Rating: DOA7 — Page 1 Of 37 Pages

2. Contract (Proc. Inst. Ident.) No.: SPRBL1-17-D-0008

3. Effective Date:

4. Requisition/Purchase Request/Project No.: SEE SCHEDULE

5. Issued By — Code: SPRBL1

DLA LAND AT ABERDEEN
THERESA BOUTCHYARD
6001 COMBAT DRIVE ROOM C1-301
APG, MD 21005-1846

e-mail address: THERESA.I.BOUTCHYARD.CIV@MAIL.MIL

6. Administered By (If Other Than Item 5) — Code: S4402A

DCMA DALLAS
600 N PEARL STREET SUITE 1630
DALLAS TX 75201-2843

7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS, INC.
9827 CHARTWELL DR
DALLAS, TX 75243-8303

Code: 51298 — Facility Code:

8. Delivery: ☐ FOB Origin ☒ Other (See Below)

9. Discount For Prompt Payment: .25% 10 Days

10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: Item 12

11. Ship To/Mark For — Code:
SEE SCHEDULE

12. Payment Will Be Made By — Code: HQ0339

DFAS-COLUMBUS CENTER
DFAS-CO WEST ENTITLEMENT OPERATIONS
P.O. BOX 182317
COLUMBUS, OH 43218-2381

Payment will be made by Electronic Funds Transfer

13. Authority For Using Other Than Full And Open Competition:
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

14. Accounting And Appropriation Data

15A. Item No.	15B. Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE					

15G. Total Amount Of Contract → $0.00

16. Table Of Contents

Contracting Officer Will Complete Item 17 (Sealed-Bid or Negotiated Procurement) Or 18 (Sealed-Bid Procurement) As Applicable

17. ☒ Contractor's Negotiated Agreement (Contractor is required to sign this document and return 2 signed copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ Sealed-Bid Award (Contractor is not required to sign this document.) Your bid on Solicitation Number ____________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. Name And Title Of Signer (Type Or Print)

20A. Name Of Contracting Officer

THERESA BOUTCHYARD
THERESA.I.BOUTCHYARD.CIV@MAIL.MIL (443)861-4532

19B. Name of Contractor

By ________________
(Signature of person authorized to sign)

19c. Date Signed

20B. United States Of America

By ________________
(Signature of Contracting Officer)

20C. Date Signed

SECTION A - SUPPLEMENTAL INFORMATION

Buyer Name: THERESA BOUTCHYARD
Buyer Office Symbol/Telephone Number: DLA-ZLAB/(443)861-4532
Type of Contract 1: Firm Fixed Price
Kind of Contract: Supply Contracts and Priced Orders
Type of Business: Other Small Business Performing in U.S.
Surveillance Criticality Designator: B
Contract Expiration Date: 2022MAY13

*** End of Narrative A0000 ***

1. SPRBL1-17-D-0008 is a Firm Fixed Price (FFP) Indefinite-Delivery Indefinite-Quantity (ID/IQ) Long Term Contract (LTC), consisting of a five year base period with no option years awarded to Optex Systems Inc. Applied Optics Center (CAGE code 51298). The below item is expected to be acquired under this acquisition:

NOMENCLAUTURE: Light Interference Filter
NSN: 5855-01-379-1410
TOP DRAWING NR: A3144282
Part Number (P/N): 5009737

The following is provided for planning purposes only and does not imply or create any obligation to either party:
Best Estimated Yearly Quantity: 38,218

2. The guaranteed minimum for the resultant contract(s) will be $50,000 and the contract maximum value is $12,447,044.15. No additional guaranteed amount shall be provided.

3. A full description of the item and technical requirements can be found in the Techical Specifications and Instructions, Exhibit A.

4. This procurement will require First Article Testing (FAT) by the contractor, unless waived. FAR 52.209-3 "First Article Approval - Contractor Testing" has been incorporated into this contract.

5. Accelerated delivery at no additional cost to the Government is accepted and encouraged.

6. The Ordering Periods for this contract are as follows:

Ordering Period 1: July 5, 2017 through July 5, 2018
Ordering Period 2: July 6, 2018 through July 5, 2019
Ordering Period 3: July 6, 2019 through July 5, 2020
Ordering Period 4: July 6, 2020 through July 5, 2021
Ordering Period 5: July 6, 2021 through July 5, 2022

7. If you have any questions regarding this contract, please contact the Contract Specialist listed on Page 1 in Block 10.

*** END OF NARRATIVE A0003 ***

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
1001	PRODUCTION QUANTITY YEAR 1			See Range Pricing	

NSN: 5855-01-379-1410
COMMODITY NAME: LIGHT INTERFERENCE FILTER
PSC: 5855
CLIN CONTRACT TYPE:
Firm Fixed Price
Mfr CAGE: 54490
Mfr Part Number: 5009737

Range Quantities

FROM	TO	UNIT PRICE
1000	19999	$44.87
20000	39999	$44.87
40000	59999	$44.87
60000	75000	$44.87

Description/Specs./Work Statement
TOP DRAWING NR: A3144282

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
TECHNICAL SPECIFICATIONS AND INSTRUCTIONS
LEVEL PRESERVATION: Military
LEVEL PACKING: B

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1003	BASIC CLIN FOR FIRST ARTICLE TEST PLAN AND REPORT				

ELIN A001 and A002 from solicitation SPRBL1-17-R-0001 have been renumbered to A003 and A004 on this contract due to a system issue.

(End of narrative A001)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
A003	FIRST ARTICLE QUALIFICATION TEST PLAN		EA	$______** NSP **	$_________** NSP **

COMMODITY NAME: QUALITY VALIDATION PLAN
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5855

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	The below First Article Test Plan and Report ELINs are associated with the Data Item Numbers on the Contract Data Requirements List (CDRL) (DD Form 1423), found within the Technical Specifications and Instructions located in Section J. The contractor shall prepare and submit a First Article Test Plan in accordance with DI-NDTI-81307A.				
	(End of narrative C001)				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				
	FOB POINT: Destination				
A004	TEST/INSPECTION REPORT		EA	$_____** NSP **	$________** NSP **
	COMMODITY NAME: FIRST ARTICLE TEST REPORT CLIN CONTRACT TYPE: Firm Fixed Price PSC: 5855				
	A FAT Report shall be prepared and submitted in accordance with FAR 52.209-3 and DI-NDTI-80809B. The FAT Report shall be complete, accurate and readable and shall provide sufficient data to determine that the hardware item meets all the requirements delineated in the contract.				
	(End of narrative C001)				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				
	FOB POINT: Destination				
1004	BASIC CLIN FOR ELIN				
	ELIN B001, B002, B003, B004, and B005 from Solicitation SPRBL1-17-R-0001 have been renumbered to B006, B007, B008, B009, and B010 on this contract award due to a system issue.				
	(End of narrative A001)				

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
B006	SCIENTIFIC AND TECHNICAL REPORT		EA	$ ** NSP **	$ ** NSP **

COMMODITY NAME: ENGINEERING CHANGE PROPOSAL
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5855

An Engineering Change Proposal (ECP) describes the changes to be made to the CI/CSCI and all associate Government documents and data that are affected by the proposed engineering change. ECP should be prepared in accordance with EIA-649-1, Section 3.3.1 and DI-SESS-80639

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

FOB POINT: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
B007	SCIENTIFIC AND TECHNICAL REPORT		EA	$ ** NSP **	$ ** NSP **

COMMODITY NAME: REQUEST FOR VARIANCE
CLIN CONTRACT TYPE:
Firm Fixed Price
PSC: 5855

A Request For Variance (RFV) is a specific written authorization to depart from a particular requirement(s) of an items approved configuration documentation for a specific number of units or a specified period of time, either as an advance request or after the fact. The contractor shall identify the impact of the RFV or performance, operational readiness and logistics support of the affected CIs. The Government may require consideration for any RFV. RFV should be prepared in accordance with EIA-649-1, Section 3.3.2, and DI-SESS-80640.

(End of narrative C001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	FOB POINT: Destination				
B008	SCIENTIFIC AND TECHNICAL REPORTS		EA	$ ** NSP **	$ ** NSP **
	COMMODITY NAME: NOTICE OF REVISION CLIN CONTRACT TYPE: Firm Fixed Price PSC: 5855				
	A Notice of Revision (NOR) shows the detailed changes that must be made to technical documentation, except specifications, following approval of an ECP. A NOR shall be submitted for each document affected by an ECP.				
	NOR should be prepared in accordance with EIA-649-1, Section 3.3.4, and DI-SESS-80642.				
	(End of narrative C001)				
	Packaging and Marking				
	FOB POINT:				
B009	FAILURE ANALYSIS AND CORRECTIVE ACTION REPORT		EA	$ ** NSP **	$ ** NSP **
	COMMODITY NAME: FAILURE ANALYSIS AND COR ACT CLIN CONTRACT TYPE: Firm Fixed Price PSC: 5855				
	The contractor shall report each conformance test failure verbally to the Government Quality Assurance Representative (QAR) and the Technical Activity (see Block 16 of DD Form 1423 for DI-RELI-81315 for phone number) within one working day. Within fifteen working days of failure occurrence, the contractor shall submit a written failure report through the cognizant QAR to the Technical Activity as required by the DD Form 1423 for DI-RELI-81315.				
	(End of narrative C001)				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	FOB POINT: Destination				
B010	TEST/INSPECTION REPORT		EA	$ ** NSP **	$ ** NSP **
	COMMODITY NAME: ENIRONMENTAL RETEST CLIN CONTRACT TYPE: Firm Fixed Price PSC: 5855				
	The contractor shall implement the proposed corrective action on all units in the lot, select new samples and conduct environmental re-tests and other required re-testing in accordance with the retest plan in the Governement approved Failure Analysis and Corrective Action Report. Results of the environmental re-tests shall be submitted in accordance with DI-NDTI-80809B as implemented by the DD1423 for DI-NDTI-80809B.				
	Final acceptance and shipment approval will be withheld until results of the environmental retests substantiate that the corrective action was effective, as authorized by the PCO.				
	(End of narrative C001)				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				
	FOB POINT: Destination				
1005	BASIC CLIN FOR ELIN				
	ELIN C001 from Solicitation SPRBL1-17-R-0001 has been renumbered to C002 on this contract award due to system issue.				
	(End of narrative A001)				
C002	OPERATIONS SECURITY (OPSEC) PLAN		EA	$ ** NSP **	$ ** NSP **
	COMMODITY NAME: OPSEC PLAN CLIN CONTRACT TYPE: Firm Fixed Price PSC: 5855				

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	The contractor shall implement the proposed corrective action on all units in the lot, select new samples and conduct environmental re-tests and other required re-testing in accordance with the retest plan in the Governement approved Failure Analysis and Corrective Action Report. Results of the environmental re-tests shall be submitted in accordance with DI-NDTI-80809B as implemented by the DD1423 for DI-NDTI-80809B.				
	Final acceptance and shipment approval will be withheld until results of the environmental retests substantiate that the corrective action was effective, as authorized by the PCO.				
	(End of narrative C001)				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				
	FOB POINT: Destination				
1006	First Article Quantity		EA	$ 4,981.18000	
	COMMODITY NAME: FIRST ARTICLE QUANTITY PSC: 5855 CLIN CONTRACT TYPE: Firm Fixed Price				
	CLIN 1002 from solicitation SPRBL1-17-R-0001 has been renumbered to CLIN 1006 on this contract award due to a system issue.				
	This one test quantity unit includes all 5 items needed for FAT.				
	(End of narrative A001)				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Government Approval/Disapproval Days: 90				
	FOB POINT: Destination				

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2001	PRODUCTION QUANTITY ORDERING YEAR 2			See Range Pricing	

NSN: 5855-01-379-1410
COMMODITY NAME: LIGHT INTERFERENCE FILTER
PSC: 5855
CLIN CONTRACT TYPE:
Firm Fixed Price
Mfr CAGE: 54490
Mfr Part Number: 5009737

Range Quantities

FROM	TO	UNIT PRICE
1000	19999	$44.87
20000	39999	$44.87
40000	59999	$44.87
60000	75000	$44.87

Description/Specs./Work Statement
TOP DRAWING NR: A3144282

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
TECHNICAL SPECIFICATIONS AND INSTRUCTIONS
LEVEL PRESERVATION: Military
LEVEL PACKING: B

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
3001	PRODUCTION QUANTITY ORDERING YEAR 3			See Range Pricing	

NSN: 5855-01-379-1410
COMMODITY NAME: LIGHT INTERFERENCE FILTER
PSC: 5855
CLIN CONTRACT TYPE:
Firm Fixed Price
Mfr CAGE: 54490
Mfr Part Number: 5009737

Range Quantities

FROM	TO	UNIT PRICE
1000	19999	$44.87
20000	39999	$44.87
40000	59999	$44.87
60000	75000	$44.87

Description/Specs./Work Statement
TOP DRAWING NR: A3144282

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SEE TECHNICAL SPECIFICATIONS AND INSTRUCTIONS
LEVEL PRESERVATION: Military
LEVEL PACKING: B

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
4001	PRODUCTION QUANTITY ORDERING YEAR 4			See Range Pricing	

NSN: 5855-01-379-1410
COMMODITY NAME: LIGHT INTERFERENCE FILTER
PSC: 5855
CLIN CONTRACT TYPE:
Firm Fixed Price
Mfr CAGE: 54490
Mfr Part Number: 5009737

Range Quantities

FROM	TO	UNIT PRICE
1000	19999	$44.87
20000	39999	$44.87
40000	59999	$44.87
60000	75000	$44.87

Description/Specs./Work Statement
TOP DRAWING NR: A3144282

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SEE TECHNICAL SPECIFICATIONS AND INSTRUCTIONS
LEVEL PRESERVATION: Military
LEVEL PACKING: B

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Destination

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
5001	PRODUCTION QUANTITY ORDERING YEAR 5			See Range Pricing	

NSN: 5855-01-379-1410
COMMODITY NAME: LIGHT INTERFERENCE FILTER
PSC: 5855
CLIN CONTRACT TYPE:
Firm Fixed Price
Mfr CAGE: 54490

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Mfr Part Number: 5009737

Range Quantities

FROM	TO	UNIT PRICE
1000	19999	$44.87
20000	39999	$44.87
40000	59999	$44.87
60000	75000	$44.87

Description/Specs./Work Statement
TOP DRAWING NR: A3144282

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SEE TECHNICAL SPECIFICATIONS AND INSTRUCTIONS
LEVEL PRESERVATION: Military
LEVEL PACKING: B

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

FOB POINT: Destination

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

Contractor Retention of Supply Chain Traceability Documentation (SEP 2016)

(1) By submitting a quotation or offer, the contractor agrees that, when the contractor is not the manufacturer of the item, it is confirming that it currently has or will obtain before delivery and shall retain documented evidence (supply chain traceability documentation) that the item is from the approved manufacturer and conforms to the technical requirements. The retention period is five years after final payment under this contract.

(2) At a minimum, the supply chain traceability documentation for the item shall include: basic item description, part number and/or national stock number, manufacturing source, manufacturing sources commercial and government entity code (e.g. CAGE code), and clear identification of the name and location of all supply chain intermediaries between the manufacturer to the contractor to item(s) acceptance by the Government. The documentation should also include, where available, the manufacturer's batch identification for the item(s), such as date codes, lot codes, or serial numbers.

(3) Examples of acceptable supply chain traceability documentation can be found at:
http://www.dla.mil/LandandMaritime/Business/Selling/Counterfeit-Detection-Avoidance-Program/

(4) The contractor shall immediately make available documentation upon request of the contracting officer. The contracting officer determines the acceptability and sufficiency of documentation. If the contractor fails to retain or provide the documentation or the contracting officer finds the documentation to be unacceptable, corrective action may be taken including, but not limited to, cancellation of undelivered orders or rejection of delivered supplies.

*** END OF NARRATIVE C0002 ***

Superseded Part Numbered Items (SEP 2016)

If an item part number is superseded during the term of this contract, the contractor shall advise the contracting officer immediately upon determination. The notice shall include complete information on the superseding item form, fit, function, configuration, application, or physical nature. The contracting officer will determine whether the item is acceptable to the Government, advise the contractor within seven days, and modify the contract accordingly.

*** END OF NARRATIVE C0003 ***

Manufacturing Phase Out or Discontinuation of Production, Diminishing Sources, and Obsolete Materials or Components (SEP 2016)

The contractor shall notify the contracting officer immediately upon determining the unavailability of obsolete materials or components, manufacturing phase-out, or discontinuance of production of items under this contract. The contractor shall publish the discontinuance in the Government-Industry Data Exchange Program (GIDEP).

*** END OF NARRATIVE C0004 ***

SECTION E - INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
E-1	52.246-2	INSPECTION OF SUPPLIES--FIXED-PRICE	AUG/1996
E-2	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
E-3	52.246-11	HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT	DEC/2014

(a) The contractor shall comply with the higher-level quality standard(s) listed below.
ANSI/ISO/ASQ(E) Q9001-2008
(b) The contractor shall include applicable requirements of the higher-level quality standard(s) listed in paragraph (a) of this clause and the requirement to flow down such standards, as applicable, to lower-tier subcontracts in--
(1) Any subcontract for critical and complex items (see 46.203(b) and (c)); or
(2) When the technical requirements of a subcontract require--
(i) Control of such things as design, work operations, in-process control, testing and inspection; or
(ii) Attention to such factors as organization, planning, work instructions, documentation control, and advanced metrology.
(End of clause)

Supplemental First Article Exhibit Disposition Government Maintained (SEP 2016)
The first article units will be held by the Government, either destroyed in testing or maintained as a manufacturing standard. The contractor will be required to produce/deliver the full quantity indicated on the contract order, the first article units will not be part of the production quantity.

*** END OF NARRATIVE E0001 ***

Inspection and Acceptance at Origin (SEP 2016)
The contractor shall indicate the location where supplies will be inspected:
Commercial and Government Entity (CAGE) code: 51298
Address: 9827 Chartwell Drive, Dallas, Texas, 75243
Applicable to contract line-item numbers(s) (CLIN(s)): 1001, 2001, 3001, 4001, and 5001
The contractor shall indicate the location where packaging will be inspected:
(X) Same as for supplies OR
CAGE code: ____________________
Address: ____________________
Applicable to CLIN(s): ____________________

*** END OF NARRATIVE E0002 ***

UCF SECTION E NOTICE OF FIRST ARTICLE REQUIREMENT AND CONDITIONS FOR (LOGISTICS COMMAND (LOGCOM) DEPOT LEVEL REPAIRABLE (DLR), DLA LAND AND MARITIME)

(a) Provided no test requirements are depicted in the drawing/specification, First Article requirements in Section I shall be deemed to mean First Article Inspection. The waiver of First Article Inspection if required by Section I does not waive first piece inspection by lot if called out in the technical data package.
(b) In the event the first article test requirements are waived prior to award, item(s) covering the First Article testing and related data (e.g., test plan, test reports, etc.) will not appear in any award resulting from this solicitation.
(c) First article test requirements may be waived by the Contracting Officer under the following conditions:
(1) A bidder/offeror is currently in production, under a Government contract or a subcontract to a Government prime Contractor, of end items identical or similar to those specified in this solicitation.
(2) A bidder/offeror not presently in production of the item has previously satisfactorily furnished, under a Government contract or a subcontract to a Government prime Contractor, end items identical or similar to those specified in this solicitation. When more than twelve (12) months have elapsed (as of the date set for receipt of bid/proposal) since the delivery of identical or similar end items, first article test may be required.
(d) Bidder/offeror shall set forth in the space below contract numbers, if any, under which identical or similar items were previously accepted from the bidder/offeror by the Government and attach a copy of first article approved documents.
Contract NumberDate Of Last Delivery Of End Item
(e) For purposes of these instructions, a similar end item means an end item produced in accordance with an earlier version of the specification(s) set forth in the description of the end item(s) covered by this solicitation. Test requirements may be waived only where the specification requirements of this solicitation do not significantly differ from specification requirements applicable to the bidder's/offeror's previous contract. The determination as to whether current specification requirements differ from previous specification requirements sufficiently to warrant first article test shall rest solely with the Government.

*** END OF NARRATIVE E0003 ***

SECTION F - DELIVERIES OR PERFORMANCE

	Regulatory Cite	Title	Date
F-1	52.211-17	DELIVERY OF EXCESS QUANTITIES	SEP/1989
F-2	52.242-15	STOP-WORK ORDER	AUG/1989
F-3	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-4	52.247-34	F.O.B. DESTINATION	NOV/1991
F-5	52.247-48	F.O.B. DESTINATION--EVIDENCE OF SHIPMENT	FEB/1999
F-6	252.211-7003	ITEM UNIQUE IDENTIFICATION AND VALUATION	MAR/2016

(a) Definitions. As used in this clause--

"Automatic identification device" means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

"Concatenated unique item identifier" means

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

"Data matrix" means a two-dimensional matrix symbology, which is made up of square or, in some cases, round modules arranged within a perimeter finder pattern and uses the Error Checking and Correction 200 (ECC200) specification found within International Standards Organization (ISO)/International Electrotechnical Commission (IEC) 16022.

"Data qualifier" means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

"DoD recognized unique identification equivalent" means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/pdi/uid/iuid_equivalents.html.

"DoD item unique identification" means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

"Enterprise" means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

"Enterprise identifier" means a code that is uniquely assigned to an enterprise by an issuing agency.

"Governments unit acquisition cost" means

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractors estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractors estimated fully burdened unit cost to the Government at the time of delivery.

"Issuing agency" means an organization responsible for assigning a globally unique identifier to an enterprise, as indicated in the Register of Issuing Agency Codes for ISO/IEC 15459, located at http://www.aimglobal.org/?Reg_Authority15459.

"Issuing agency code" means a code that designates the registration (or controlling) authority for the enterprise identifier.

"Item" means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

"Lot or batch number" means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

"Machine-readable" means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

"Original part number" means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

"Parent item" means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

"Serial number within the enterprise identifier" means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

"Serial number within the part, lot, or batch number" means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

"Serialization within the enterprise identifier" means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

"Serialization within the part, lot, or batch number" means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

"Type designation" means a combination of letters and numerals assigned by the Government to a major end item, assembly or subassembly, as appropriate, to provide a convenient means of differentiating between items having the same basic name and to indicate modifications and changes thereto.

"Unique item identifier" means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent.

"Unique item identifier type" means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/pdi/uid/uii_types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) Unique item identifier.

(1) The Contractor shall provide a unique item identifier for the following:

(i) Delivered items for which the Government's unit acquisition cost is $5,000 or more, except for the following line items:

Contract Line, Subline, or Exhibit Line Item Number	Item Description
N/A	N/A

(ii) Items for which the Government's unit acquisition cost is less than $5,000 that are identified in the Schedule or the following table:

Contract Line, Subline, or Exhibit Line Item Number	Item Description
N/A	N/A

(iii) Subassemblies, components, and parts embedded within delivered items, items with warranty requirements, DoD serially managed reparables and DoD serially managed nonreparables as specified in Attachment Number N/A.

(iv) Any item of special tooling or special test equipment as defined in FAR 2.101 that have been designated for preservation and

storage for a Major Defense Acquisition Program as specified in Attachment Number N/A.

(v) Any item not included in paragraphs (c)(1)(i), (ii), (iii), or (iv) of this clause for which the contractor creates and marks a unique item identifier for traceability.

(2) The unique item identifier assignment and its component data element combination shall not be duplicated on any other item marked or registered in the DoD Item Unique Identification Registry by the contractor.

(3) The unique item identifier component data elements shall be marked on an item using two dimensional data matrix symbology that complies with ISO/IEC International Standard 16022, Information technology--International symbology specification--Data matrix; ECC200 data matrix specification.

(4) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that--

(i) The data elements (except issuing agency code) of the unique item identifier are encoded within the data matrix symbol that is marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology--EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology--EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard.

(C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and

(ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology-Transfer Syntax for High Capacity Automatic Data Capture Media.

(5) Unique item identifier.

(i) The Contractor shall--

(A) Determine whether to--

(1) Serialize within the enterprise identifier;

(2) Serialize within the part, lot, or batch number; or

(3) Use a DoD recognized unique identification equivalent (e.g. Vehicle Identification Number); and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: Original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in MIL-STD-130, Identification Marking of U.S. Military Property, latest version;

(C) Label shipments, storage containers and packages that contain uniquely identified items in accordance with the requirements of MIL-STD-129, Military Marking for Shipment and Storage, latest version; and

(D) Verify that the marks on items and labels on shipments, storage containers, and packages are machine readable and conform to the applicable standards. The contractor shall use an automatic identification technology device for this verification that has been programmed to the requirements of Appendix A, MIL-STD-130, latest version.

(ii) The issuing agency code--

(A) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires item unique identification under paragraph (c)(1)(i), (ii), or (iv) of this clause or when item unique identification is provided under paragraph (c)(1)(v), in addition to the information provided as part of the Material Inspection and

Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report, the following information:

(1) Unique item identifier.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number (if there is serialization within the original part number).

(6) Lot or batch number (if there is serialization within the lot or batch number).

(7) Current part number (optional and only if not the same as the original part number).

(8) Current part number effective date (optional and only if current part number is used).

(9) Serial number (if concatenated unique item identifier is used).

(10) Governments unit acquisition cost.

(11) Unit of measure.

(12) Type designation of the item as specified in the contract schedule, if any.

(13) Whether the item is an item of Special Tooling or Special Test Equipment.

(14) Whether the item is covered by a warranty.

(e) For embedded subassemblies, components, and parts that require DoD item unique identification under paragraph (c)(1)(iii) of this clause or when item unique identification is provided under paragraph (c)(1)(v), the Contractor shall report as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Unique item identifier of the parent item under paragraph (c)(1) of this clause that contains the embedded subassembly, component, or part.

(2) Unique item identifier of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**

(6) Original part number (if there is serialization within the original part number).**

(7) Lot or batch number (if there is serialization within the lot or batch number).**

(8) Current part number (optional and only if not the same as the original part number).**

(9) Current part number effective date (optional and only if current part number is used).**

(10) Serial number (if concatenated unique item identifier is used).**

(11) Description.

** Once per item.

(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause as follows:

(1) End items shall be reported using the receiving report capability in Wide Area WorkFlow (WAWF) in accordance with the clause at 252.232-7003. If WAWF is not required by this contract, and the contractor is not using WAWF, follow the procedures at http://dodprocurementtoolbox.com/site/uidregistry/.

(2) Embedded items shall be reported by one of the following methods--

(i) Use of the embedded items capability in WAWF;

(ii) Direct data submission to the IUID Registry following the procedures and formats at http://dodprocurementtoolbox.com/site/uidregistry/; or

(iii) Via WAWF as a deliverable attachment for exhibit line item number N/A, Unique Item Identifier Report for Embedded Items, Contract Data Requirements List, DD Form 1423.

(g) Subcontracts. If the Contractor acquires by contract any items for which item unique identification is required in accordance with paragraph (c)(1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s), including subcontracts for commercial items.

(End of clause)

F-7 252.211-7006 PASSIVE RADIO FREQUENCY IDENTIFICATION JUN/2016

(a) Definitions. As used in this clause--

"Advance shipment notice" means an electronic notification used to list the contents of a shipment of goods as well as additional information relating to the shipment, such as passive radio frequency dentification (RFID) or item unique identification (IUID) information, order information, product description, physical characteristics, type of packaging, marking, carrier information, and configuration of goods within the transportation equipment.

"Bulk commodities" means the following commodities, when shipped in rail tank cars, tanker trucks, trailers, other bulk wheeled conveyances, or pipelines:

(1) Sand.
(2) Gravel.
(3) Bulk liquids (water, chemicals, or petroleum products).
(4) Ready-mix concrete or similar construction materials.
(5) Coal or combustibles such as firewood.
(6) Agricultural products such as seeds, grains, or animal feed.

"Case" means either a MIL-STD-129 defined exterior container within a palletized unit load or a MIL-STD-129 defined individual shipping container.

"Electronic Product Code\TM\ (EPC)" means an identification scheme for universally identifying physical objects via RFID tags and other means. The standardized EPC\TM\ data consists of an EPC\TM\ (or EPC\TM\ identifier) that uniquely identifies an individual object, as well as an optional filter value when judged to be necessary to enable effective and efficient reading of the EPC\TM\ tags. In addition to this standardized data, certain classes of EPC\TM\ tags will allow user-defined data. The EPC\TM\ Tag Data Standards will define the length and position of this data, without defining its content.

"EPCglobal" means a subscriber-driven organization comprised of industry leaders and organizations focused on creating global standards for the adoption of passive RFID technology.

"Exterior container" means a MIL-STD-129 defined container, bundle, or assembly that is sufficient by reason of material, design, and construction to protect unit packs and intermediate containers and their contents during shipment and storage. It can be a unit pack or a container with a combination of unit packs or intermediate containers. An exterior container may or may not be used as a shipping container.

"Palletized unit load" means a MIL-STD-129 defined quantity of items, packed or unpacked, arranged on a pallet in a specified manner and secured, strapped, or fastened on the pallet so that the whole palletized load is handled as a single unit. A palletized or skidded load is not considered to be a shipping container. A loaded 463L System pallet is not considered to be a palletized unit load. Refer to the Defense Transportation Regulation, DoD 4500.9-R, Part II, Chapter 203, for marking of 463L System pallets.

"Passive RFID tag" means a tag that reflects energy from the reader/interrogator or that receives and temporarily stores a small amount of energy from the reader/interrogator signal in order to generate the tag response. The only acceptable tags are EPC Class 1 passive RFID tags that meet the EPCglobal\TM\ Class 1 Generation 2 standard.

"Radio frequency identification (RFID)" means an automatic identification and data capture technology comprising one or more reader/interrogators and one or more radio frequency transponders in which data transfer is achieved by means of suitably modulated

inductive or radiating electromagnetic carriers.

"Shipping container" means a MIL-STD-129 defined exterior container that meets carrier regulations and is of sufficient strength, by reason of material, design, and construction, to be shipped safely without further packing (e.g., wooden boxes or crates, fiber and metal drums, and corrugated and solid fiberboard boxes).

(b)(1) Except as provided in paragraph (b)(2) of this clause, the Contractor shall affix passive RFID tags, at the case- and palletized-unit-load packaging levels, for shipments of items that--

(i) Are in any of the following classes of supply, as defined in DoD 4140.1-R, DoD Supply Chain Materiel Management Regulation, AP1.1.11:

(A) Subclass of Class I--Packaged operational rations.

(B) Class II--Clothing, individual equipment, tentage, organizational tool kits, hand tools, and administrative and housekeeping supplies and equipment.

(C) Class IIIP--Packaged petroleum, lubricants, oils, preservatives, chemicals, and additives.

(D) Class IV--Construction and barrier materials.

(E) Class VI--Personal demand items (non-military sales items).

(F) Subclass of Class VIII--Medical materials (excluding pharmaceuticals, biologicals, and reagents--suppliers should limit the mixing of excluded and non-excluded materials).

(G) Class IX--Repair parts and components including kits, assemblies and subassemblies, reparable and consumable items required for maintenance support of all equipment, excluding medical-peculiar repair parts; and

(ii) Are being shipped to one of the locations listed at http://www.acq.osd.mil/log/sci/RFID_ship-to-locations.html or to--

(A) A location outside the contiguous United States when the shipment has been assigned Transportation Priority 1, or to--

(B) The following location(s) deemed necessary by the requiring activity:

Contract line, subline, or exhibit line item number	Location name	City	State	DoDAAC
N/A	N/A	N/A	N/A	N/A

(2) The following are excluded from the requirements of paragraph (b)(1) of this clause:

(i) Shipments of bulk commodities.

(ii) Shipments to locations other than Defense Distribution Depots when the contract includes the clause at FAR 52.213-1, Fast Payment Procedures.

(c) The Contractor shall--

(1) Ensure that the data encoded on each passive RFID tag are globally unique (i.e., the tag ID is never repeated across two or more RFID tags) and conforms to the requirements in paragraph (d) of this clause;

(2) Use passive tags that are readable; and

(3) Ensure that the passive tag is affixed at the appropriate location on the specific level of packaging, in accordance with MIL-STD-129 (Section 4.9.2) tag placement specifications.

(d) Data syntax and standards. The Contractor shall encode an approved RFID tag using the instructions provided in the EPC\TM\ Tag Data Standards in effect at the time of contract award. The EPC\TM\ Tag Data Standards are available at http://www.epcglobalinc.org/standards/.

(1) If the Contractor is an EPCglobal\TM\ subscriber and possesses a unique EPC\TM\ company prefix, the Contractor may use any of the

identifiers and encoding instructions described in the most recent EPC\TM\ Tag Data Standards document to encode tags.

(2) If the Contractor chooses to employ the DoD identifier, the Contractor shall use its previously assigned Commercial and Government Entity (CAGE) code and shall encode the tags in accordance with the tag identifier details located at http://www.acq.osd.mil/log/sci/ait.html. If the Contractor uses a third-party packaging house to encode its tags, the CAGE code of the third-party packaging house is acceptable.

(3) Regardless of the selected encoding scheme, the Contractor with which the Department holds the contract is responsible for ensuring that the tag ID encoded on each passive RFID tag is globally unique, per the requirements in paragraph (c)(1) of this clause.

(e) Advance shipment notice. The Contractor shall use Wide Area WorkFlow (WAWF), as required by DFARS 252.232-7003, Electronic Submission of Payment Requests, to electronically submit advance shipment notice(s) with the RFID tag ID(s) (specified in paragraph (d) of this clause) in advance of the shipment in accordance with the procedures at https://wawf.eb.mil/.

(End of clause)

TIME OF DELIVERY

(a) The time of delivery of supplies to be furnished under any delivery order issued under this contract shall be stated in the order. The Government reserves the right to request phased delivery within the limits of the applicable schedule set forth below.

(b) Delivery is required in accordance with the schedule set forth below.
WITHIN THE NUMBER OF DAYS STATED BELOW AFTER DATE OF DELIVERY ORDER NATIONAL STOCK NUMBERS (NSNs) QUANTITY (THAT MAY BE ORDERED ANY CALENDAR MONTH)

REQUIRED DELIVERY SCHEDULE

With First Article Requirements

ITEM NUMBER	QUANTITY	WITHIN NUMBER DAYS AFTER DATE OF AWARD
1001 to 5001	4,800	270

Without First Article Requirements

ITEM NUMBER	QUANTITY	WITHIN NUMBER DAYS AFTER DATE OF AWARD
1001 to 5001	4,800	180

(c) Delivery orders will be mailed or otherwise furnished to the Contractor on or before the day the order is dated. Therefore, in computing time available to perform each order, the Contractor must take into consideration the time required for the delivery order to arrive through ordinary mail.

*** END OF NARRATIVE F0001 ***

Deliveries will be made per the following:
Army hardware shipments of NSN 5855-01-379-1410 and all production and first article production CLINs to include 1001, 1002, 2001, 3001, 4001, and 5001 which include will be shipped to:
DODAAC: W25G1U
SU W1BG DLA DISTRIBUTION
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
NEW CUMBERLAND,PA,17070-5002

All CDRL CLINS to include 1003, 1004 and 1005 and all Sub-CLINs (reports) should be mailed to:
DODAAC: SPRBL1
DLA Land at Aberdeen
6001 Combat Drive Room C1301
Aberdeen Proving Ground, MD 21005-1846
(email to the contract specialist shall serve as mailing)

*** END OF NARRATIVE F0002 ***

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION G - CONTRACT ADMINISTRATION DATA

	Regulatory Cite	Title	Date
G-1	252.232-7006	WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS	MAY/2013

(a) Definitions. As used in this clause--

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

(b) Electronic invoicing. The WAWF system is the method to electronically process vendor payment requests and receiving reports, as authorized by DFARS 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall--

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.acquisition.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor must use the following information when submitting payment requests and receiving reports in WAWF for this contract/order:

(1) Document type. The Contractor shall use the following document type(s).

Invoicing and Receiving Report (Combo)

(2) Inspection/acceptance location. The Contractor shall select the following inspection/acceptance location(s) in WAWF, as specified by the contracting officer.

SOURCE/ORIGIN (CONTACT DCMA BEFORE SHIPMENT)

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0339
Issue By DoDAAC	SPRBL1
Admin DoDAAC	S4402A
Inspect By DoDAAC	S4402A
Ship To Code	W25G1U
Ship From Code	N/A
Mark For Code	B16
Service Approver (DoDAAC)	N/A
Service Acceptor (DoDAAC)	N/A
Accept at Other DoDAAC	N/A
LPO DoDAAC	N/A
DCAA Auditor DoDAAC	N/A
Other DoDAAC(s)	N/A

(4) Payment request and supporting documentation. The Contractor shall ensure a payment request includes appropriate contract line item and subline item descriptions of the work performed or supplies delivered, unit price/cost per unit, fee (if applicable), and all relevant back-up documentation, as defined in DFARS Appendix F, (e.g. timesheets) in support of each payment request.

(5) WAWF email notifications. The Contractor shall enter the email address identified below in the "Send Additional Email Notifications" field of WAWF once a document is submitted in the system.

christopher.mcmullin@dla.mil

(g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.

disa.ogden.esd.mbx.cscassig@mail.mil

(2) For technical WAWF help, contact the WAWF helpdesk at 866-618-5988.

(End of clause)

SECTION H - SPECIAL CONTRACT REQUIREMENTS

Supplemental First Article Testing Requirements (SEP 2016)

(1) If there is not a separate contract line item number (CLIN) for FAT, production CLIN pricing shall include all costs and risk associated with completion of the FAT requirement.

(2) If there is a separate FAT CLIN, the FAT CLIN pricing shall include all costs and risk associated with completion of the FAT requirement; if no FAT CLIN pricing is proposed, no payment will be made for any costs associated with FAT. Unit pricing shall be based solely on all costs associated with completion of the production units and shall exclude all FAT-related costs.

(3) The total award price will be used in selecting the best value offer from among all eligible offerors. However, to be eligible for award, the FAT CLIN (unless waived) and unit price CLIN(s) must each be determined to be a fair and reasonable price and, if set-aside under FAR part 19, a fair market price.

Additionally, the FAT CLIN (and if separately priced, any CLIN(s) for first articles) shall not be materially unbalanced in relation to unit price CLIN(s) for production quantities. In the event that an offeror receives a waiver of the FAT requirement, the FAT CLIN price for the waived source shall be deducted in determining the total award price.

(4) Waivers. The Contractor may submit a request for FAT waiver to the Contracting Officer. The Government reserves the right to waive the FAT requirement when all the following criteria are met:

(a) Source has manufactured and delivered the product or similar product within the last five (5) years, or within the last three (3) years for Critical Safety Items. The Contractor shall provide the following supportable information:

(i) Contract Number(s), Date(s), and Issuing Government Agency or Agencies.

(ii) Item previously furnished, identified by part number, type, model number, etc.

(iii) Engineering control document/change number of item previously furnished.

(iv) There have been no changes to manufacturing processes, tooling, or locations.

(b) There have been no changes to manufacturing data (e.g., drawing revisions that change materials, dimensions, processes, inspection or testing requirements; or subcontractors used to manufacture the items successfully in the past).

(c) Item supplied will be of same design and manufactured by same method at same facilities as product or similar product previously furnished and accepted under subparagraph (4)(a).

(5) For test report preparation and delivery of contractor FAT, utilize data item description DI-NDTI-80809B report format. Mark the test report with the following: First article test report Contract number: [insert contract number] and lot/item number: [insert lot/item number]. Present the test report to the QAR for review. Forward the QAR signed FAT Report, accompanied by the DD Form 250 and a contractor certification that the same process and facilities used to manufacture the first article units will be used to manufacture the production units, to the Contracting Officer at the applicable address shown below:

(a) For awards issued by DLA Aviation; or DLA Troop Support Clothing and Textile (C&T), Construction and Equipment, Medical Materiel, or Subsistence, submit the report to the procuring activity in Block 6 of the DD Form 1155, Block 7 of Standard Form (SF) 33, or Block 9 of SF 1449 award.

(b) For awards issued by DLA Land (SPE7L), submit the report to the following address: DLA Land FLSEB, ATTN: FAT Monitor, P O Box 3990, Columbus, OH 43218-3990, or email to: Land.FAT.Monitor@dla.mil.

(c) For awards issued by DLA Maritime (SPE7M), submit the report to the following address: DLA Maritime FMSE, ATTN: FAT Monitor, P O Box 3990, Columbus, OH 43218-3990, or email to: maritime.fat.monitor@dla.mil.

(d) For awards issued by DLA Troop Support Industrial Hardware, submit the report to the following address: DLA Troop Support, Attention: First Article Testing Monitor, Building 3, 700 Robbins Avenue, Philadelphia, Pennsylvania 19111. Preferred electronic submissions: Hardware FAT Monitor at DLAHardwareFATMonitor@dla.mil.

(6) When Government testing is required, provide written notice to the Contracting Officer and the QAR at least fourteen (14) calendar days (or as otherwise specified in the contract) prior to shipment to Government for FAT, to accommodate in-process verification and/or final inspection by the QAR.

(7) For unit preparation and delivery of Government First Article orders, ship the units and completed DD Form 250 report to the test facility specified in paragraph (a) of FAR clause 52.209-4. Prepare the shipping container(s) by marking the external packages in bold letters, First Article Exhibits Do Not Post to Stock", adjacent to the MIL-STD-129R identification markings. Use a hard copy of the completed DD Form 250 as a packing list, in accordance with MIL-STD 129R, paragraph 5.11, Packing lists and documentation. The interior package shall include hard copies of the contract, test reports, material certifications/process operation sheets, drawings used to manufacture the units, and return shipping information. Send units by traceable means (e.g., certified or registered mail, United Parcel Service, Federal Express). Send an email with subject titled Notification of Test Exhibits [insert Government Lab DODAAC] to the corresponding address below and to the Contracting Officer specified in the contract. In the email, provide the shipment date, contract/purchase order number, National Stock Number, means of transportation, tracking number, and summary of container contents. Attach a copy of the DD Form 250 and Invoicing, Receipt, Acceptance and Property Transfer (iRAPT) Receiving Report documenting the QAR inspection.

(a) DLA Land & Maritime DSCCProdVerif@dla.mil

(b) DLA Aviation DSCR.Test&EvaluationOffice@dla.mil

(8) If Government FAT units are conditionally approved or disapproved, the Government shall take action in accordance with FAR 52.209-4. At the Governments discretion, disapproved FAT units sent to the Government may be returned to the contractor, if the contractor submitted the return address and shipping account for payment.

*** END OF NARRATIVE H0001 ***

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

SECTION I - CONTRACT CLAUSES

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	NOV/2013
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	MAY/2014
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	MAY/2014
I-6	52.203-8	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	MAY/2014
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	MAY/2014
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	OCT/2010
I-9	52.204-2	SECURITY REQUIREMENTS	AUG/1996
I-10	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON POSTCONSUMER FIBER CONTENT PAPER	MAY/2011
I-11	52.204-10	REPORTING EXECUTIVE COMPENSATION AND FIRST-TIER SUBCONTRACT AWARDS	OCT/2016
I-12	52.204-12	UNIQUE ENTITY IDENTIFIER MAINTENANCE	OCT/2016
I-13	52.204-13	SYSTEM FOR AWARD MANAGEMENT MAINTENANCE	OCT/2016
I-14	52.204-18	COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE	JUL/2016
I-15	52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	OCT/2015
I-16	52.209-9	UPDATES OF PUBLICLY AVAILABLE INFORMATION REGARDING RESPONSIBILITY MATTERS	JUL/2013
I-17	52.210-1	MARKET RESEARCH	APR/2011
I-18	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-19	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	APR/2008
I-20	52.215-2	AUDIT AND RECORDS--NEGOTIATIONS	OCT/2010
I-21	52.215-8	ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT	OCT/1997
I-22	52.215-14	INTEGRITY OF UNIT PRICES	OCT/2010
I-23	52.219-6	NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE	NOV/2011
I-24	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	OCT/2014
I-25	52.219-14	LIMITATIONS ON SUBCONTRACTING	NOV/2011
I-26	52.222-19	CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES	OCT/2016
I-27	52.222-20	CONTRACTS FOR MATERIALS, SUPPLIES, ARTICLES, AND EQUIPMENT EXCEEDING $15,000	MAY/2014
I-28	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	APR/2015
I-29	52.222-26	EQUAL OPPORTUNITY	SEP/2016
I-30	52.222-37	EMPLOYMENT REPORTS ON VETERANS	FEB/2016
I-31	52.222-40	NOTIFICATION OF EMPLOYEE RIGHTS UNDER THE NATIONAL LABOR RELATIONS ACT	DEC/2010
I-32	52.222-50	COMBATING TRAFFICKING IN PERSONS	MAR/2015
I-33	52.222-54	EMPLOYMENT ELIGIBILITY VERIFICATION	OCT/2015
I-34	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-35	52.223-18	ENCOURAGING CONTRACTOR POLICIES TO BAN TEXT MESSAGING WHILE DRIVING	AUG/2011
I-36	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN/2008
I-37	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
I-38	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
I-39	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	FEB/2013
I-40	52.232-1	PAYMENTS	APR/1984
I-41	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-42	52.232-11	EXTRAS	APR/1984
I-43	52.232-17	INTEREST	MAY/2014
I-44	52.232-23	ASSIGNMENT OF CLAIMS (MAY 2014) -- ALTERNATE I (APR 1984)	APR/1984
I-45	52.232-25	PROMPT PAYMENT	JUL/2013
I-46	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER--SYSTEM FOR AWARD MANAGEMENT	JUL/2013
I-47	52.232-39	UNENFORCEABILITY OF UNAUTHORIZED OBLIGATIONS	JUN/2013
I-48	52.232-40	PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS	DEC/2013
I-49	52.233-1	DISPUTES	MAY/2014
I-50	52.233-3	PROTEST AFTER AWARD	AUG/1996
I-51	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I-52	52.242-13	BANKRUPTCY	JUL/1995
I-53	52.243-1	CHANGES--FIXED PRICE	AUG/1987
I-54	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	SEP/2016
I-55	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-56	52.247-68	REPORT OF SHIPMENT (REPSHIP)	FEB/2006
I-57	52.248-1	VALUE ENGINEERING	OCT/2010

Name of Offeror or Contractor: OPTEX SYSTEMS, INC.

	Regulatory Cite	Title	Date
I-58	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	APR/2012
I-59	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-60	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-61	252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS	SEP/2011
I-62	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES	DEC/2008
I-63	252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	SEP/2013
I-64	252.203-7003	AGENCY OFFICE OF THE INSPECTOR GENERAL	DEC/2012
I-65	252.204-7000	DISCLOSURE OF INFORMATION	OCT/2016
I-66	252.204-7002	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED	DEC/1991
I-67	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-68	252.204-7004	ALTERNATE A, SYSTEM FOR AWARD MANAGEMENT	FEB/2014
I-69	252.204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES	NOV/2001
I-70	252.204-7012	SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT REPORTING	OCT/2016
I-71	252.204-7015	NOTICE OF AUTHORIZED DISCLOSURE OF INFORMATION FOR LITIGATION SUPPORT	MAY/2016
I-72	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-73	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	OCT/2015
I-74	252.222-7006	RESTRICTIONS ON THE USE OF MANDATORY ARBITRATION AGREEMENTS	DEC/2010
I-75	252.223-7004	DRUG-FREE WORK FORCE	SEP/1988
I-76	252.225-7001	BUY AMERICAN AND BALANCE OF PAYMENTS PROGRAM--BASIC	AUG/2016
I-77	252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS	AUG/2016
I-78	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	AUG/2016
I-79	252.225-7041	CORRESPONDENCE IN ENGLISH	JUN/1997
I-80	252.225-7048	EXPORT-CONTROLLED ITEMS	JUN/2013
I-81	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS	SEP/2004
I-82	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS	FEB/2014
I-83	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JAN/2011
I-84	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE	SEP/2016
I-85	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	MAY/2013
I-86	252.227-7030	TECHNICAL DATA--WITHHOLDING OF PAYMENT	MAR/2000
I-87	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-88	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	JUN/2012
I-89	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-90	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-91	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	DEC/2012
I-92	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS	JUN/2013
I-93	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2008
I-94	252.246-7003	NOTIFICATION OF POTENTIAL SAFETY ISSUES	JUN/2013
I-95	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA--BASIC	APR/2014
I-96	52.209-3	FIRST ARTICLE APPROVAL -- CONTRACTOR TESTING (SEP 1989) -- ALTERNATE I (JAN 1997)	JAN/1997

(a) The Contractor shall test 5 unit(s) of Lot/Item as specified in this contract. At least 60 calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

(b) The Contractor shall submit the first article test report within 270 calendar days from the date of this contract to the Contracting Officer marked First Article Test Report: Contract No. SPRBL1-17-D-0008, Lot/Item No. 5. Within 20 calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

(c) If the first article is disapproved, the Contractor, upon Government request, shall repeat any or all first article tests. After each request for additional tests, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government. The Government shall take action on this report within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the

contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

(d) If the Contractor fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e) Unless otherwise provided in the contract, and if the approved first article is not consumed or destroyed in testing, the Contractor may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

(f) If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

(g) Before first article approval, the acquisition of materials or components for, or the commencement of production of, the balance of the contract quantity is at the sole risk of the Contractor. Before first article approval, the costs thereof shall not be allocable to this contract for

(1) progress payments, or

(2) termination settlements if the contract is terminated for the convenience of the Government.

(h) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the offeror/contractor and have been accepted by the Government. The offeror/contractor may request a waiver.

(i) The Contractor shall produce both the first article and the production quantity at the same facility.

(End of Clause)

I-97 52.216-19 ORDER LIMITATIONS OCT/1995

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $50,000.00, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor --

(1) Any order for a single item in excess of the remaining portion of the contract maximum;

(2) Any order for a combination of items in excess of the remaining portion of the contract maximum; or

(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (b)(1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 30 days after issuance, with written notice stating the Contractors intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of Clause)

I-98 52.216-22 INDEFINITE QUANTITY OCT/1995

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contracts effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after the last delivery date specified on any order issued under the contract.

(End of Clause)

I-99 52.246-18 WARRANTY OF SUPPLIES OF A COMPLEX NATURE MAY/2001

(a) Definitions. As used in this clause--

Acceptance means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing and identified supplies, or approves specific services rendered, as partial or complete performance of the contract.

Supplies means the end items furnished by the Contractor and related services required under this contract. The word does not include data.

(b) Contractors obligations.

(1) The Contractor warrants that for one year all supplies furnished under this contract will be free from defects in material and workmanship and will conform with all requirements of this contract; provided, however, that with respect to Government-furnished property, the Contractors warranty shall extend only to its proper installation, unless the Contractor performs some modification or other work on the property, in which case the Contractors warranty shall extend to the modification or other work.

(2) Any supplies or parts thereof corrected or furnished in replacement shall be subject to the conditions of this clause to the same extent as supplies initially delivered. This warranty shall be equal in duration to that set forth in paragraph (b)(1) of this clause and shall run from the date of delivery of the corrected or replaced supplies.

(3) The Contractor shall not be obligated to correct or replace supplies if the facilities, tooling, drawings, or other equipment or supplies necessary to accomplish the correction or replacement have been made unavailable to the Contractor by action of the Government. In the event that correction or replacement has been directed, the Contractor shall promptly notify the Contracting Officer, in writing, of the nonavailability.

(4) The Contractor shall also prepare and furnish to the Government data and reports applicable to any correction required (including revision and updating of all affected data called for under this contract) at no increase in the contract price.

(5) When supplies are returned to the Contractor, the Contractor shall bear the transportation costs from the place of delivery specified in the contract (irrespective of the f.o.b. point or the point of acceptance) to the Contractors plant and return.

(6) All implied warranties of merchantability and fitness for a particular purpose are excluded from any obligation contained in this contract.

(c) Remedies available to the Government.

(1) In the event of a breach of the Contractors warranty in paragraph (b)(1) of this clause, the Government may, at no increase in contract price --

(i) Require the Contractor, at the place of delivery specified in the contract (irrespective of the f.o.b. point or the point of acceptance) or at the Contractors plant, to repair or replace, at the Contractors election, defective or nonconforming supplies; or

(ii) Require the Contractor to furnish at the Contractors plant the materials or parts and installation instructions required to successfully accomplish the correction.

(2) If the Contracting Officer does not require correction or replacement of defective or nonconforming supplies or the Contractor is not obligated to correct or replace under paragraph (b)(3) of this clause, the Government shall be entitled to an equitable reduction in the contract price.

(3) The Contracting Officer shall notify the Contractor in writing of any breach of the warranty in paragraph (b) of this clause within 60 days from date of discovery. The Contractor shall submit to the Contracting Officer a written recommendation within 45 days as to the corrective action required to remedy the breach. After the notice of breach, but not later than 45 days after receipt of the Contractors recommendation for corrective action, the Contracting Officer may, in writing, direct correction or replacement as in paragraph (c)(1) of this clause, and the Contractor shall, notwithstanding any disagreement regarding the existence of a breach of warranty, comply with this direction. If it is later determined that the Contractor did not breach the warranty in paragraph (b)(1) of this clause, the contract price will be equitably adjusted.

(4) If supplies are corrected or replaced, the period for notification of a breach of the Contractors warranty in paragraph (c)(3) of this clause shall be 45 days from the furnishing or return by the Contractor to the Government of the corrected or replaced supplies or parts thereof, or, if correction or replacement is effected by the Contractor at a Government or other activity, for 45 days thereafter.

(5) The rights and remedies of the Government provided in this clause are in addition to and do not limit any rights afforded to the Government by any other clause of the contract.

(End of Clause)

I-100 252.216-7006 ORDERING MAY/2011

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the contract schedule. Such orders may be issued from CONTRACT EFFECTIVE DATE through CONTRACT EXPIRATION DATE.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c)(1) If issued electronically, the order is considered "issued" when a copy has been posted to the Electronic Document Access system, and notice has been sent to the Contractor.

(2) If mailed or transmitted by facsimile, a delivery order or task order is considered ``issued'' when the Government deposits the order in the mail or transmits by facsimile. Mailing includes transmittal by U.S. mail or private delivery services.

(3) Orders may be issued orally only if authorized in the schedule.

(End of Clause)

I-101 52.203-13 CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT OCT/2015

(a) Definitions. As used in this clause--

"Agent" means any individual, including a director, an officer, an employee, or an independent Contractor, authorized to act on behalf of the organization.

"Full cooperation"--

(1) Means disclosure to the Government of the information sufficient for law enforcement to identify the nature and extent of the offense and the individuals responsible for the conduct. It includes providing timely and complete response to Government auditors and investigators' request for documents and access to employees with information;

(2) Does not foreclose any Contractor rights arising in law, the FAR, or the terms of the contract. It does not require--

(i) A Contractor to waive its attorney-client privilege or the protections afforded by the attorney work product doctrine; or

(ii) Any officer, director, owner, or employee of the Contractor, including a sole proprietor, to waive his or her attorney client privilege or Fifth Amendment rights; and

(3) Does not restrict a Contractor from--

(i) Conducting an internal investigation; or

(ii) Defending a proceeding or dispute arising under the contract or related to a potential or disclosed violation.

"Principal" means an officer, director, owner, partner, or a person having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a division or business segment; and similar positions).

"Subcontract" means any contract entered into by a subcontractor to furnish supplies or services for performance of a prime contract or a subcontract.

"Subcontractor" means any supplier, distributor, vendor, or firm that furnished supplies or services to or for a prime contractor or another subcontractor.

"United States," means the 50 States, the District of Columbia, and outlying areas.

(b) Code of business ethics and conduct.

(1) Within 30 days after contract award, unless the Contracting Officer establishes a longer time period, the Contractor shall--

(i) Have a written code of business ethics and conduct; and

(ii) Make a copy of the code available to each employee engaged in performance of the contract.

(2) The Contractor shall--

(i) Exercise due diligence to prevent and detect criminal conduct; and

(ii) Otherwise promote an organizational culture that encourages ethical conduct and a commitment to compliance with the law.

(3)(i) The Contractor shall timely disclose, in writing, to the agency Office of the Inspector General (OIG), with a copy to the Contracting Officer, whenever, in connection with the award, performance, or closeout of this contract or any subcontract thereunder, the Contractor has credible evidence that a principal, employee, agent, or subcontractor of the Contractor has committed--

(A) A violation of Federal criminal law involving fraud, conflict of interest, bribery, or gratuity violations found in Title 18 of the United States Code; or

(B) A violation of the civil False Claims Act (31 U.S.C. 3729-3733).

(ii) The Government, to the extent permitted by law and regulation, will safeguard and treat information obtained pursuant to the Contractors disclosure as confidential where the information has been marked confidential or proprietary by the company. To the extent permitted by law and regulation, such information will not be released by the Government to the public pursuant to a Freedom of Information Act request, 5 U.S.C. Section 552, without prior notification to the Contractor. The Government may transfer documents provided by the Contractor to any department or agency within the Executive Branch if the information relates to matters within the organizations jurisdiction.

(iii) If the violation relates to an order against a Governmentwide acquisition contract, a multi-agency contract, a multiple-award schedule contract such as the Federal Supply Schedule, or any other procurement instrument intended for use by multiple agencies, the Contractor shall notify the OIG of the ordering agency and the IG of the agency responsible for the basic contract.

(c) Business ethics awareness and compliance program and internal control system. This paragraph (c) does not apply if the Contractor has represented itself as a small business concern pursuant to the award of this contract or if this contract is for the acquisition of a commercial item as defined at FAR 2.101. The Contractor shall establish the following within 90 days after contract award, unless the Contracting Officer establishes a longer time period:

(1) An ongoing business ethics awareness and compliance program.

(i) This program shall include reasonable steps to communicate periodically and in a practical manner the Contractors standards and procedures and other aspects of the Contractors business ethics awareness and compliance program and internal control system, by conducting effective training programs and otherwise disseminating information appropriate to an individuals respective roles and responsibilities.

(ii) The training conducted under this program shall be provided to the Contractors principals and employees, and as appropriate, the Contractors agents and subcontractors.

(2) An internal control system.

(i) The Contractors internal control system shall--

(A) Establish standards and procedures to facilitate timely discovery of improper conduct in connection with Government contracts;

and

(B) Ensure corrective measures are promptly instituted and carried out.

(ii) At a minimum, the Contractors internal control system shall provide for the following:

(A) Assignment of responsibility at a sufficiently high level and adequate resources to ensure effectiveness of the business ethics awareness and compliance program and internal control system.

(B) Reasonable efforts not to include an individual as a principal, whom due diligence would have exposed as having engaged in conduct that is in conflict with the Contractors code of business ethics and conduct.

(C) Periodic reviews of company business practices, procedures, policies, and internal controls for compliance with the Contractors code of business ethics and conduct and the special requirements of Government contracting, including--

(1) Monitoring and auditing to detect criminal conduct;

(2) Periodic evaluation of the effectiveness of the business ethics awareness and compliance program and internal control system, especially if criminal conduct has been detected; and

(3) Periodic assessment of the risk of criminal conduct, with appropriate steps to design, implement, or modify the business ethics awareness and compliance program and the internal control system as necessary to reduce the risk of criminal conduct identified through this process.

(D) An internal reporting mechanism, such as a hotline, which allows for anonymity or confidentiality, by which employees may report suspected instances of improper conduct, and instructions that encourage employees to make such reports.

(E) Disciplinary action for improper conduct or for failing to take reasonable steps to prevent or detect improper conduct.

(F) Timely disclosure, in writing, to the agency OIG, with a copy to the Contracting Officer, whenever, in connection with the award, performance, or closeout of any Government contract performed by the Contractor or a subcontract thereunder, the Contractor has credible evidence that a principal, employee, agent, or subcontractor of the Contractor has committed a violation of Federal criminal law involving fraud, conflict of interest, bribery, or gratuity violations found in Title 18 U.S.C. or a violation of the civil False Claims Act (31 U.S.C. 3729-3733).

(1) If a violation relates to more than one Government contract, the Contractor may make the disclosure to the agency OIG and Contracting Officer responsible for the largest dollar value contract impacted by the violation.

(2) If the violation relates to an order against a Governmentwide acquisition contract, a multi-agency contract, a multiple-award schedule contract such as the Federal Supply Schedule, or any other procurement instrument intended for use by multiple agencies, the contractor shall notify the OIG of the ordering agency and the IG of the agency responsible for the basic contract, and the respective agencies contracting officers.

(3) The disclosure requirement for an individual contract continues until at least 3 years after final payment on the contract.

(4) The Government will safeguard such disclosures in accordance with paragraph (b)(3)(ii) of this clause.

(G) Full cooperation with any Government agencies responsible for audits, investigations, or corrective actions.

(d) Subcontracts.

(1) The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts that have a value in excess of $5,500,000 and a performance period of more than 120 days.

(2) In altering this clause to identify the appropriate parties, all disclosures of violation of the civil False Claims Act or of Federal criminal law shall be directed to the agency Office of the Inspector General, with a copy to the Contracting Officer.

(End of clause)

I-102 52.204-19 INCORPORATION BY REFERENCE OF REPRESENTATIONS AND CERTIFICATIONS DEC/2014

The Contractor's representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

(End of clause)

I-103 52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION JUL/2013

(a) Definitions. As used in this clause--

"Long-term contract" means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

"Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is "not dominant in its field of operation" when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at
http://www.sba.gov/content/table-small-business-size-standards

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Representations and Certifications section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [X] is, [ ] is not a small business concern under NAICS Code 333314 assigned to contract number SPRBL1-17-D-0008. [Contractor to sign and date and insert authorized signer's name and title].

(End of clause)

I-104 52.222-35 EQUAL OPPORTUNITY FOR VETERANS OCT/2015

(a) Definitions. As used in this clause--

"Active duty wartime or campaign badge veteran," "Armed Forces service medal veteran," "disabled veteran," "protected veteran," "qualified disabled veteran," and "recently separated veteran" have the meanings given at FAR 22.1301.

(b) Equal opportunity clause. The Contractor shall abide by the requirements of the equal opportunity clause at 41 CFR 60-300.5(a), as of March 24, 2014. This clause prohibits discrimination against qualified protected veterans, and requires affirmative action by the Contractor to employ and advance in employment qualified protected veterans.

(c) Subcontracts. The Contractor shall insert the terms of this clause in subcontracts of $150,000 or more unless exempted by rules, regulations, or orders of the Secretary of Labor. The Contractor shall act as specified by the Director, Office of Federal Contract Compliance Programs, to enforce the terms, including action for noncompliance. Such necessary changes in language may be made as shall be appropriate to identify properly the parties and their undertakings.

(End of clause)

I-105 52.222-36 EQUAL OPPORTUNITY FOR WORKERS WITH DISABILITIES JUL/2014

(a) Equal opportunity clause. The Contractor shall abide by the requirements of the equal opportunity clause at 41 CFR 60-741.5(a), as of March 24, 2014. This clause prohibits discrimination against qualified individuals on the basis of disability, and requires affirmative action by the Contractor to employ and advance in employment qualified individuals with disabilities.

(b) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order in excess of $15,000 unless exempted by rules, regulations, or orders of the Secretary, so that such provisions will be binding upon each subcontractor or vendor. The Contractor shall act as specified by the Director, Office of Federal Contract Compliance Programs of the U.S. Department of Labor, to enforce the terms, including action for noncompliance. Such necessary changes in language may be made as shall be appropriate to identify properly the parties and their undertakings.

(End of clause)

I-106 52.223-11 OZONE-DEPLETING SUBSTANCES AND HIGH GLOBAL WARMING POTENTIAL HYDROFLUOROCARBONS JUN/2016

(a) Definitions. As used in this clause--

"Global warming potential" means how much a given mass of a chemical contributes to global warming over a given time period compared to the same mass of carbon dioxide. Carbon dioxide's global warming potential is defined as 1.0.

"High global warming potential hydrofluorocarbons" means any hydrofluorocarbons in a particular end use for which EPA's Significant New Alternatives Policy (SNAP) program has identified other acceptable alternatives that have lower global warming potential. The SNAP list of alternatives is found at 40 CFR part 82, subpart G, with supplemental tables of alternatives available at (http://www.epa.gov/snap/).

"Hydrofluorocarbons" means compounds that only contain hydrogen, fluorine, and carbon.

"Ozone-depleting substance" means any substance the Environmental Protection Agency designates in 40 CFR part 82 as--

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II, including, but not limited to, hydrochlorofluorocarbons.

(b) The Contractor shall label products that contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), (d), and (e) and 40 CFR part 82, subpart E, as follows:

Warning: Contains (or manufactured with, if applicable) *_______, a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

* The Contractor shall insert the name of the substance(s).

(c) Reporting. For equipment and appliances that normally each contain 50 or more pounds of hydrofluorocarbons or refrigerant blends containing hydrofluorocarbons, the Contractor shall--

(1) Track on an annual basis, between October 1 and September 30, the amount in pounds of hydrofluorocarbons or refrigerant blends containing hydrofluorocarbons contained in the equipment and appliances delivered to the Government under this contract by--

(i) Type of hydrofluorocarbon (e.g., HFC-134a, HFC-125, R-410A, R-404A, etc.);

(ii) Contract number; and

(iii) Equipment/appliance;

(2) Report that information to the Contracting Officer for FY16 and to http://www.sam.gov/, for FY17 and after--

(i) Annually by November 30 of each year during contract performance; and

(ii) At the end of contract performance.

(d) The Contractor shall refer to EPA's SNAP program (available at http://www.epa.gov/snap) to identify alternatives. The SNAP list of alternatives is found at 40 CFR part 82, subpart G, with supplemental tables available at http://www.epa.gov/snap.

(End of clause)

I-107 52.252-2 CLAUSES INCORPORATED BY REFERENCE FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.acq.osd.mil/dpap/dars/far.html or http://www.acq.osd.mil/dpap/dars/index.htm or http://farsite.hill.af.mil/VFAFARa.HTM

(End of Clause)

I-108 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any DoD Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

(End of Clause)

I-109 252.211-7005 SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS NOV/2005

(a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

(b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet at http://guidebook.dcma.mil/20/guidebook_process.htm (paragraph 4.2).

(c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

(1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

(2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

(3) Identify the contract line items, subline items, components, or elements affected by the SPI process; and

(4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

(d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process: ____N/A__________________________

Facility: _____N/A__________________________

Military or Federal Specification or Standard: _______N/A_______________________

Affected Contract Line Item Number, Subline Item Number, Component, or Element: ________________N/A____________

(e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror

(1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

(2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

(End of clause)

52.233-9001
DISPUTES AGREEMENT TO USE ALTERNATIVE DISPUTE RESOLUTION (DEC 2016)

(a) The parties agree to negotiate with each other to try to resolve any disputes that may arise. If unassisted negotiations are unsuccessful, the parties will use alternative dispute resolution (ADR) techniques to try to resolve the dispute. Litigation will only be considered as a last resort when ADR is unsuccessful or has been documented by the party rejecting ADR to be inappropriate for resolving the dispute.

(b) Before either party determines ADR inappropriate, that party must discuss the use of ADR with the other party. The documentation rejecting ADR must be signed by an official authorized to bind the contractor (see FAR 52.233-1), or, for the Agency, by the contracting officer, and approved at a level above the contracting officer after consultation with the ADR Specialist and legal counsel. Contractor personnel are also encouraged to include the ADR Specialist in their discussions with the contracting officer before determining ADR to be inappropriate.

(c) If you wish to opt out of this clause, check here [ ]. Alternate wording may be negotiated with the contracting officer.

(End of Provision)

*** END OF NARRATIVE I0001 ***

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	EXHIBIT A	03-JUL-2017	005	DATA
Exhibit B	EXHIBIT B	03-JUL-2017	010	DATA
Exhibit C	EXHIBIT C	03-JUL-2017	001	DATA
Attachment 0001	TECH SPECS AND INSTRUCTIONS	16-NOV-2016	006	DATA
Attachment 0002	DD-254	29-JUN-2017	007	DATA